SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     sec. 14a-11(c) or sec. 14a-12

                         Mendocino Brewing Company, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 South Highway 101
                            Hopland, California 95449
                                 (707) 744-1015
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on April 30, 1999

                        ---------------------------------

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held on Friday, April 30, 1999, at 2:00 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, CA 95482, for the following purposes:

         1. To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election: Vijay Mallya,
                  H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh;

         2. To ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

         Shareholders of record at the close of business on March 15, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         The majority of the Company's outstanding shares must be represented at the Annual Meeting (in person or by proxy) to transact business. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT BEFORE THE MEETING IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Your proxy will not be used if you revoke it either before or at the Annual Meeting.

         To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend.

                                              By Order of the Board of Directors


                                              /s/ P.A. Murali
                                              ----------------------------------
Hopland, California                           P.A. Murali
March 30, 1999                                Corporate Secretary


                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 South Highway 101
                            Hopland, California 95449
                                 (707) 744-1015

                        ---------------------------------

                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS

                        ---------------------------------

                                 March 30, 1999

                             INTRODUCTORY STATEMENT

Time And Place Of Meeting

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company") of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held on Friday, April 30, 1999, at 2:00 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, CA 95482, and at any adjournment or adjournments thereof (the "Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy are to be mailed to stockholders is March 30, 1999.

         At the Annual Meeting, Shareholders will be asked to elect seven directors to serve for a one-year term. In addition, Shareholders will be asked to ratify the appointment of Moss Adams L.L.P. as the Company's independent accountants for the year ending December 31, 1999, and to transact such other business as may properly come before the meeting and all adjournments thereof.

         Only holders of record of the Company's Common Stock at the close of business on March 15, 1999 will be entitled to vote at the Meeting. At the close of business on March 15, 1999, the Company had 4,497,059 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business.

Revocability of Proxies

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Meeting or at the Meeting before the vote pursuant to the proxy. A proxy may be revoked by (a) a writing delivered to the Company stating that the proxy is revoked, (b) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting, or (c) attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank, or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank, or other nominee confirming that shareholder's beneficial ownership of the shares.

Solicitation of Proxies

         The expenses of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The Company has no present plans to specially engage any employee or paid solicitor to solicit proxies.

Voting Rights

         Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination before the voting and the shareholder has given notice at the Meeting before the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the nominees the votes represented by proxies in the proxy holder's sole discretion.

         If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         At the Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at seven members. Accordingly, seven nominees will be elected at the Meeting to be the seven directors of the Company. Shares represented by the accompanying proxy will be voted for the election of the seven nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Nominees for Directors

         The  following  sets forth the names,  ages as of March 15,  1999,  and certain information regarding the director nominees:
Name of Nominee                                  Age       Position                                          Director Since:
---------------                                  ---       --------                                          --------------
Vijay Mallya, Ph.D.++                            43        Chairman and Chief Executive Officer                   1997
H. Michael Laybourn++                            61        President and Director                                 1993
R.H.B. (Bobby) Neame                             65        Director                                               1998
Kent D. Price*                                   55        Director                                               1998
Sury Rao Palamand, Ph.D.*++                      68        Director                                               1998
Jerome G. Merchant*                              37        Director                                               1997
Yashpal Singh                                    53        Chief Operating Officer and Director                   1997

--------------
         *     Member of the Audit Committee
         ++    Member of the Compensation Committee

         Vijay Mallya, Ph.D., became Chairman of the Board and Chief Executive Officer of the Company in October 1997. Dr. Mallya has been the Chairman of several companies since 1983. Dr. Mallya is Chairman of UBICS, Inc., United Breweries Limited, UB Engineering Limited, Mangalore Chemicals and Fertilisers Ltd., Herbertsons Limited, McDowell & Co. Ltd., and other affiliated companies (collectively the "UB Group"). United Breweries Limited and McDowell & Co., Ltd. are two of Asia's leading beer and spirits companies. The UB Group has annual sales in excess of (US) $1 Billion. He also sits on boards of several foreign companies and organizations including companies comprising the UB Group, The Institute of Economic Studies (India), and the Federation of the Indian Chamber of Commerce and Industries. Dr. Mallya holds a Bachelor of Commerce degree from the University of Calcutta in India and an honorary Doctorate in Business Administration from the University of California, Irvine.

         H. Michael Laybourn, co-founder of the Company, has served as the Company's President since its inception in 1982 and as its Chief Executive Officer from inception through October 1997. Mr. Laybourn was elected a director in November 1993 when the Company began the process of converting from a limited partnership to a corporation and served as Chairman of the Board from June 1994 through October 1997. Mr. Laybourn is a Vice President of the California Small Brewers Association and a former Chairman of the Board of Directors of the Brewers Association of America. Mr. Laybourn holds a Bachelor of Fine Arts degree from Arizona State University.

         R.H.B. (Bobby) Neame became a director in January 1998. Mr. Neame has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for more than five years. Shepherd Neame Ltd. has operated as a brewery in England for 300 years, making it England's oldest continuously operating brewery.

         Kent Price became a director in January 1998. He is currently the President and CEO of Robert Kent and Company, an investment and consulting company. From August 1994 until July 1998, he was employed by IBM Banking, Finance and Securities Industries as General Manager of Securities and Capital Markets. From 1993 through August 1994, he served as Chairman and Chief Executive Officer of the Bank of San Francisco. He currently serves as a director of The San Francisco Company, which is the holding company for the Bank of San Francisco. He also sits on the board of the American Bridge Company. Mr. Price received a Bachelor of Arts in history and politics and a Master of Arts in Slavic studies from the University of Montana and attended Oxford University as a Rhodes Scholar.

         Sury Rao Palamand, Ph.D., became a director in January 1998. Dr. Palamand is the President of Summit Products, Inc., a beverage development firm serving the beverage industry; President of the Old 66 Brewery & Restaurant, a brewery-restaurant in St. Louis, Missouri; owner of Southend Brewery & Smokehouse, a chain of brewpubs in the states of North and South Carolina, and Managing Director of Atlantic Beverages Ltd., a product development firm serving the United Kingdom. From 1966 to 1989, Dr. Palamand served as Director, Beer and New Product Development for Anheuser-Busch Companies, Inc. Dr. Palamand holds a Master of Science in Chemistry from the University of Bombay, India, and a Master of Science and Doctorate in Food and Flavor Technology from Ohio State University.

         Jerome G. Merchant became a director in October 1997 and was Chief Financial Officer of the Company from November 1997 to October, 1998. Mr. Merchant currently serves as the Strategic Planning Consultant to the Chairman's Office of the Company and has served in such capacity since July 1996. Since April 1993, Mr. Merchant has served in various capacities for Cal Fed Investments, a wholly owned subsidiary of Cal Fed Bank. He is currently responsible for the due diligence and monitoring of all investment products for Cal Fed Investments. Mr. Merchant received his Bachelor of Science degree in Managerial Economics-Finance from the University of California, Davis.

         Yashpal Singh became a director in October 1997 and Chief Operating Officer in November 1997. Since 1997, Mr. Singh has served as Executive Vice President - Operations for United Breweries of America ("UBA"). In this capacity, he is responsible for the U.S. brewing operations of UBA. Between 1992 and 1997, Mr. Singh served as Senior Vice President of Operations for United Brewers Ltd., where he was responsible for the operations of 12 breweries. Mr. Singh holds degrees in Chemistry, Botany, and Zoology from Punjab University in India. Mr. Singh also holds the designation of AMI of Brewing, London.

         The board of directors recommends that shareholders vote FOR the election of the above nominees.

Board of Directors' Meetings and Committees

         During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

         Listed below are the committees of the Board of Directors, along with directors who are serving as members of each committee in 1998.

                  The Board has a standing Audit/Finance Committee and a standing Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

                  Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee. During 1998, the Audit/Finance Committee met once. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company.

                  Messrs. Mallya, Laybourn, and Palamand presently serve as the members of the Compensation Committee. During 1998, the Compensation Committee did not meet. The Compensation Committee considers all matters of compensation with respect to the chief executive officer, president, and any vice president and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to directors who are also employees of the Company.

Director Compensation

         The Company does not presently have in place any arrangement for compensating its directors for their service as such. The Company currently is reviewing the possibility of compensating outside Directors.

Significant Employees

         Don Barkley, 45, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

         P.A. Murali, 41, joined the Company in November 1997 as Controller and Secretary. Mr. Murali was elected Chief Financial Officer in October, 1998. For more than five years before joining the Company, Mr. Murali served as General Manager of Finance and Accounts of the Brewery Division of United Breweries Ltd. in Bangalore, India. Mr. Murali holds a Bachelor of Commerce degree from the University of Madras in India and is a Chartered Accountant.

Security Ownership Of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of March 15, 1999, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock or Series A Preferred Stock; (b) each director and nominee; and (c) all directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                                            Shares            Approximate
                                                                                         Beneficially         Percentage
                                                                                           Owned(1)
United Breweries of America, Inc.+...................................................    2,149,647(2)               47.8%

Vijay Mallya, Ph.D.+.................................................................    2,149,647(3)               47.8%

H. Michael Laybourn++................................................................      285,867(4)                6.4%

John Scahill++.......................................................................      248,809                   5.5%

Norman H. Franks.....................................................................      245,512(5)                5.5%
    2141 Arroyo Drive
    Ukiah, CA 95449

R.H.B. (Bobby) Neame.................................................................         -------             -------
    Shepherd-Neame
    17 Court St.
    Faversham, Kent ME13 3AX UK

Kent Price...........................................................................         -------             -------
    Robert Kent and Company
    Wood Island #308
    60 E Sir Francis Drake Blvd.
    Larkspur, CA 94939

Sury Rao Palamand, Ph.D..............................................................         -------             -------
    50 Crestwood Executive Center, Suite 207
    St. Louis, MO 63126

Jerome G. Merchant+..................................................................         -------             -------

Yashpal Singh++......................................................................         -------             -------

All directors and executive officers as a group (7 persons)..........................    2,435,514(6)               54.2%


SERIES A PREFERRED STOCK:

H. Michael Laybourn..................................................................        6,100                   2.7%

All directors and executive officers as a group (8 persons)..........................        6,100                   2.7%

-----------------
         +........Three Harbor Drive, Suite 115
                  Sausalito, CA 94965

         ++.......13351 Hwy. 101 South
                  Hopland, CA 95449

         (1) Applicable percentage of ownership is based on 4,497,059 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the

                                       5

                  percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

         (2) This does not include the 662,683 shares that are issuable upon the conversion of 11 convertible notes of the Company in favor of UBA, the 869,247 outstanding shares, and 12,500 shares subject to options which are presently exercisable or will be exercisable within 60 days, all held by Messrs. Laybourn, Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four directors designated by UBA and two additional independent directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares.

         (3) Dr. Mallya may be deemed to be a beneficial owner of UBA because the shares of UBA are owned by a foreign corporation, the shares of which are controlled by fiduciaries who may exercise discretion in Dr. Mallya's favor amongst others. Dr. Mallya is the Chairman and Chief Executive Officer of UBA.

         (4) Includes 12,500 shares subject to options exercisable or will be exercisable within 60 days. Does not include 2,745,527 outstanding shares held by UBA, Messrs. Scahill, Franks, and Barkley, all of which are subject to Shareholders' Agreement which requires the parties thereto to vote for one director designated by Mr. Laybourn.

         (5) Does not include 175 shares owned by Mr. Franks' wife. Mr. Franks disclaims any beneficial ownership of shares held in the name of his wife.

         (6) Does not include 595,880 outstanding shares held by Messrs. Scahill, Franks and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four directors designated by UBA, one director designated by Mr.
                  Laybourn, and two additional independent directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares.

Change in UBA's Beneficial Ownership Interest

         UBA has made available a credit facility for the working capital requirements of the Company in the maximum amount of $2,000,000 at an interest rate of 1.5% per annum above the prime rate offered by the Bank of America in San Francisco, California. In November 1997, UBA owned 2,119,647 shares representing 47.5% of the outstanding shares of Common Stock. UBA's subsequent acquisition of an additional 30,000 shares from a shareholder in a private transaction increased UBA's percentage of share ownership to 48.2%. UBA presently owns 2,149,647 shares representing 47.8% of the outstanding shares of Common Stock. An additional 662,683 shares are issuable upon the conversion of eleven convertible notes issued by the Company in favor of UBA. As of February 28, 1999, the aggregate amount drawn on the UBA credit facility, together with interest accrued thereon, is equal to $1,009,325. The shares of UBA are owned by a foreign corporation, the shares of which are controlled by fiduciaries who may exercise discretion in Dr. Mallya's favor amongst others. Dr. Mallya is the Chairman and Chief Executive Officer of UBA.

Executive Compensation

         The following table sets forth the annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer during each of the fiscal years ended December 31, 1996, 1997, and 1998. None of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

                                                                             Annual Compensation
                                                 Fiscal                                                         All Other
Name and Principal Position                       Year              Salary                   Bonus             Compensation*
---------------------------                      ------             ------                   -----             -------------
Vijay Mallya
  Chief Executive Officer                         1998            $ 120,000                  $0.00                $  0.00

                                                  1997            $    0.00                  $0.00                $  0.00
H. Michael Laybourn
  President                                       1998            $ 120,000                  $0.00                $ 8,386

                                                  1997            $  90,307                  $0.00                $ 4,182

                                                  1996            $  89,016                  $0.00                $ 7,053

--------------
         * Includes an allowance for health insurance, life insurance, disability insurance, and participation in the Company's profit sharing retirement plan (annual discretionary contributions by the Company of up to 15% of gross compensation).

Stock Option Grants

         The following table sets forth certain information concerning exercises of stock options by the named executive  officers during the year ended December
31, 1998 and options held at December 31, 1998. No stock options were  exercised by the executive officers during the year ended December 31, 1998.
                                             Number Of          Percent Of Total
                                             Securities           Options/SARs
                                             Underlying            Granted To
                                            Options/SARs          Employees In        Exercise Or Base         Expiration
Name                                        Granted (#)           Fiscal Year         Price ($/Share)             Date
----                                        ------------          -----------         ---------------          ----------
H. Michael Laybourn                               12,500                                     $8.80              09/18/01

Employment Agreement

         The Company's employment agreement with President Michael Laybourn which provided for minimum salary of $120,000 expired December 24, 1998. Mr. Laybourn remains President of the Company.

Certain Transactions

         On October 11, 1996, in recognition of Mr. Laybourn's personal guaranty of an equipment lease, the Company granted President Michael Laybourn a 5-year option to purchase 12,500 shares of Common Stock of the Company at an exercise price of $8.80 per share. Mr. Laybourn's guaranty has now terminated in accordance with its terms. The option was granted in January 1997 and expires in January 2002.

         UBA has agreed to provide the Company with a credit facility of up to $2 million, to be funded in installments of up to $300,000 each. The advances are to bear interest at prime plus 1.5% and are to be due and payable 18 months after the date of the advance. The advances are convertible into unregistered shares of the Company's common stock at a rate of $1.50 per share. The arrangement was approved by a committee consisting of director Michael Laybourn (the President of the Company) and independent directors Kent Price and Sury Rao Palamand on February 19, 1998, and the terms of the credit facility was finalized by the Board of Directors on October 6, 1998. As of February 28, 1999, the aggregate amount drawn on the line of credit, together with interest accrued thereon, is equal to $1,009,325.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Company's executive directors, officers or beneficial owner of more than 10% of the Company's Common Stock to file forms with the Securities and Exchange Commission ("SEC") and the Pacific Exchange Inc. reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during fiscal 1998, no person who, at any time during fiscal 1998 was a director, officer, beneficial owner of more than 10 percent of the Common Stock of the Company failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year or prior fiscal years.

PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Company has appointed Moss Adams L.L.P. as its independent auditors to perform the audit of the Company's financial statements, and the shareholders are being asked to ratify such appointment. Moss Adams L.L.P. audited the Company's financial statements for fiscal 1998. Representatives of Moss Adams L.L.P. are expected be present at the Meeting, will have an opportunity to make a statement at the Meeting if they desire to do so, and are expected to be available to respond to appropriate questions. Ratification of the appointment of Moss Adams L.L.P. requires the vote of a majority of the shares of the Company's Common Stock present in person or represented by a proxy at the Meeting and entitled to vote. Abstentions have no effect.

         The Board recommends that Shareholders vote FOR the ratification of the appointment of Moss Adams L.L.P.

Shareholder Proposals To Be Presented At Next Annual Meeting

         Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company no later than November 30, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

Availability Of Form 10-KSB

         The Company will provide without charge to any shareholder, upon written request, a copy of the Company's Annual Report on Form 10-KSB. Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T. McDaniel, Shareholder Relations, Post Office Box 400, 13351 South Highway 101, Hopland, California 95449, Telephone: (800) 733-3871. A copy of Form 10-KSB is included in the Company's Annual Report to Shareholders distributed with this proxy statement.

Other Matters

         The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified herein. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

                                     By Order of the Board of Directors


                                     /s/ P.A. Murali
                                     -------------------------------------------
Hopland, California                  P.A. Murali
March 30, 1999                       Corporate Secretary

                                   APPENDIX A

Front of proxy card:

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         MENDOCINO BREWING COMPANY, INC.

         The undersigned shareholder of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated March 30, 1999, and appoints Vijay Mallya, Michael Laybourn, Robert Neame, Kent Price, Sury Rao Palamand, Jerome Merchant and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held on Friday, April 30, 1999 at 2:00 p.m. at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, CA 95482, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR PROPOSAL 2. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You do not need to mark any boxes.



                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                SEE REVERSE SIDE

Back of proxy card:

         /X/   Please mark votes as in this example.


The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of all 7 Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate).

         Nominees: Vijay Mallya,  Michael  Laybourn,  Robert Neame,  Kent Price,
                   Sury Rao Palamand, Jerome Merchant, Yashpal Singh

                   FOR ALL                        WITHHOLD FOR ALL

                     / /                                 / /

         / /      -------------------------------

         To withhold authority to vote for any individual nominee write that nominee's name in the space provided above and mark box.

2. To ratify the selection of Moss Adams as the Company's independent auditors.

                   FOR                    AGAINST                     ABSTAIN

                   / /                      / /                         / /

MARK HERE                                 MARK HERE
FOR ADDRESS                               IF YOU PLAN
CHANGE AND        / /                     TO ATTEND           / /
NOTE AT LEFT                              THE MEETING

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:  ________________________________           Date:  __________________



Signature:  ________________________________           Date:  __________________

                                                                  SKU 3680-PS-99